Property and Equipment, Net	12 Months Ended
Mar. 31, 2022
Property and Equipment, Net
Property and Equipment, Net

3. Property and Equipment, Net

As of the dates specified below, property and equipment, net consisted of the following:

	Yen in thousands
	March 31,
	2022	2021
Capitalized software	¥34,928	¥—
Computers	999	999
Furniture and fixtures	632	632
Total property and equipment	36,559	1,631
Less: Accumulated depreciation and amortization	(2,399)	(1,537)
Total property and equipment, net	¥34,160	¥94

Included in capitalized software were ¥28,136 thousand of assets under construction as of March 31, 2022. The Company recognized depreciation and amortization expenses on property and equipment of ¥862 thousand, ¥115 thousand, and 463 thousand for the years ended March 31, 2022, 2021, and 2020, respectively. The Company records depreciation and amortization expense in selling, general, and administrative expenses and cost of revenue on the Consolidated Statements of Loss.